UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 17, 2012

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election on Directors; Appointment of Certain Officers.

(d) FBL Financial Group, Inc. has announced that Dennis J. Presnall has been elected to the Board of Directors as a Class B Director effective January 17, 2012.

Mr. Presnall is Executive Director and Secretary-Treasurer of the Iowa Farm Bureau Federation ("IFBF"), which is the Company's majority shareholder, and Senior Vice President-Secretary of Farm Bureau Life Insurance and Farm Bureau Property & Casualty Insurance Company. He joined IFBF in 1982 and assumed his current position in 2007. The Class B shareholders agreement requires that at least four of the five Class B Directors be presidents of a state Farm Bureau federation, and allows one of the Class B Directors to be an officer of a state Farm Bureau federation. A news release announcing Mr. Presnall's election is included herewith as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
Registrant

Date: January 18, 2012

EXHIBIT INDEX
Exhibit No.        Description
Exhibit 99.1        News release of the registrant dated January 18, 2012

/s/ David A. McNeill
David A. McNeill
Vice President, General Counsel and Secretary